SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  September 30, 1996


                             MEDICAL DYNAMICS, INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                         Commission file number: 0-8632

           Colorado                                      84-0631765
-------------------------------                        ---------------
(State or other jurisdiction of                         (IRS Employer
incorporation or organization)                         Identification
                                                            Number)


         99 Inverness Drive East
           Englewood, Colorado                              80112
 --------------------------------------                    --------
(Address of principal executive offices)                  (Zip Code)


               Registrant's telephone number, including area code:

                                 (303) 790-2990

                                 not applicable
                  -------------------------------------------
                  former name or former address, if applicable

Item 5:  Other Events

     Medical Dynamics, Inc. (the "Company") is filing herewith its unaudited preliminary balance sheet as of September 30, 1996, the Company's fiscal year end. This balance sheet is based on preliminary information available to the Company and certain projections and assumptions made by the Company which the Company believes are reasonable in light of the circumstances. Any person reviewing this balance sheet should understand that the information contained in the balance sheet will have to be confirmed by auditors against information that subsequently becomes available to the Company (such as statements and invoices from suppliers, vendors, and financial institutions which have not yet been received by the Company). It further should be understood that the information contained herein is subject to adjustment should the Company reclassify certain assets, liabilities, income, or expenses as a result of the audit procedures to be conducted in the future.

     This balance sheet is being submitted for the limited purpose of meeting certain requirements imposed by the National Association of Securities Dealers, Inc. and should not be utilized by any other person for any purpose.

                      MEDICAL DYNAMICS, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                            (Unaudited, Preliminary)

ASSETS
                                                       September,                September,
                                                        30, 1996                  30, 1995
                                                       ----------                ----------
CURRENT ASSETS
    Cash and cash equivalents                          $  993,800                $1,071,700
    Short term investments                                 10,000                    10,000
                                                       ----------                ----------
    Total Cash and Investments                          1,003,800                 1,081,700

    Trade receivables, less
      allowance for doubtful
      accounts of $25,000 and $45,000                     229,600                   391,600
    Note receivable                                           -0-                   110,000
    Inventories, net of allowance
    for obsolescence of $200,000
    and $200,000                                          889,200                   948,500
    Prepaid expenses                                        9,400                    25,100
                                                       ----------                ----------

      Total Current Assets                              2,132,000                 2,556,900
                                                       ----------                ----------
EQUIPMENT
    Loaner equipment                                      696,900                   678,100
    Machinery and equipment                               357,300                   343,100
    Furniture and fixtures                                271,200                   270,200
    Leasehold improvements                                 54,500                    54,500
                                                       ----------                ----------
                                                        1,379,900                 1,345,900
      Less accumulated deprecia-
         tion and amortization                         (1,315,400)               (1,202,000)
                                                       ----------                ----------
                                                           64,500                   143,900
                                                       ----------                ----------
OTHER ASSETS
  Patents, patents pending and
      trademarks, net of accumulated
      amortization of $670,500
      and $609,400                                        105,200                   155,500
    Other                                                  14,900                    29,400
                                                       ----------                ----------
                                                          120,100                   184,900
                                                       ----------                ----------

TOTAL ASSETS                                           $2,316,600                $2,885,700
                                                       ==========                ==========

                                      Preliminary, Subject to Adjustment.


                                                      -3-

                      MEDICAL DYNAMICS, INC. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                            (Unaudited, Preliminary)


LIABILITIES AND STOCKHOLDERS' EQUITY
                                                   September,                September,
                                                    30, 1996                  30, 1995
                                                  -----------                ----------


CURRENT LIABILITIES
    Accounts payable                               $   224,400               $   188,400
    Accrued expenses                                    58,500                    50,900
    Product warranty costs                              15,000                    25,000
    Accrued royalties                                      -0-                    90,000
                                                   -----------               -----------

     Total Current Liabilities                         297,900                   354,300
                                                   -----------               -----------

STOCKHOLDERS' EQUITY
    Preferred stock, $.001
      par value; authorized
      5,000,000 shares; none
      issued and outstanding                                --                        --
    Common stock, $.001 par
      value; authorized
      15,000,000 shares;
      issued 7,221,611
      and 6,885,411 shares                               7,200                     6,900
    Additional paid-in capital                      17,196,800                16,585,500
    Accumulated deficit                            (15,106,000)              (13,981,700)
                                                   -----------               -----------
                                                     2,098,000                 2,610,700
                                                   -----------               -----------
    Treasury stock at cost
     15,900 shares                                     (79,300)                  (79,300)
                                                   -----------               -----------

                                                     2,018,700                 2,531,400
                                                   -----------               -----------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                               $ 2,316,600               $ 2,885,700
                                                   ===========               ===========




                       Preliminary, Subject to Adjustment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MEDICAL DYNAMICS, INC.


Dated:  October 15, 1996                      By  /s/  VAN A. HORSLEY
        ----------------                         ------------------------------
                                                 Van A. Horsley, President



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